UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or Section 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): March 25, 2025

IMAC Holdings, Inc.

(Exact name of registrant as specified in its charter)

Delaware	001-38797	83-0784691
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(I.R.S. Employer Identification Number)

3401 Mallory Lane, Suite 100 Franklin, Tennessee	37067
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (844) 266-4622

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, par value $0.001 per share	BACK	Nasdaq Capital Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 or Rule 12b-2 of the Securities Exchange Act of 1934.

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 1.01.	Entry into a Definitive Material Agreement.

Waiver and Amendment to Common Stock Purchase Agreement

On March 25, 2025, IMAC Holdings, Inc. (the “Company”) and Keystone Capital Partners, LLC (“Keystone”) entered into a Waiver and Amendment (the “Waiver and Amendment”) to the Common Stock Purchase Agreement, dated November 12, 2024, by and between the Company and Keystone (the “ELOC”). Pursuant to the Waiver and Amendment, Keystone waived certain requirements of the ELOC for the issuance and sale by the Company of shares of its common stock, par value $0.001 per share (the “Common Stock”), including the Closing Sale Price of at least $0.25, and certain restrictions stemming from rules of The Nasdaq Stock Market. In addition, the definition of Eligible Market was amended to include the OTCQX Market, the OTCQB Market and the OTC Pink Market.

The foregoing description of the Waiver and Amendment is not complete and is qualified in its entirety by reference to the full text of the Waiver and Amendment, a copy of which is filed herewith as Exhibit 10.1 and is incorporated herein by reference.

Amendments to Promissory Notes

On March 25, 2025, the Company entered into amendments (the “Amendments”) to each of the promissory notes issued by the Company to certain lenders on February 14, 2025, February 27, 2025, March 6, 2025 and March 13, 2025, in the aggregate principal amount of $349,500 (the “February-March Promissory Notes” and, collectively with the February 14 Promissory Notes, the “Notes”) The Amendments (i) increase the principal amount of promissory notes issued by the Company with which the Notes rank pari passu to reflect the issuance of the March 25 Promissory Notes (as defined below) and to (ii) increase the amount of additional promissory notes that are authorized to be issued pari passu with the Notes to $649,500.

The foregoing description of the Amendments is not complete and is qualified in its entirety by reference to the full text of the Form of Amendment to Promissory Note, a copy of which is filed herewith as Exhibit 4.1 and is incorporated herein by reference.

The information provided in Item 2.03 of this Current Report on Form 8-K is incorporated by reference into this Item 1.01.

Item 2.03	Creation of a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement of a Registrant.

Additional Promissory Notes

On March 25, 2025, the Company issued promissory notes (the “March 25 Promissory Notes”) to certain lenders (the “Lenders”) in the aggregate principal amount of $84,000, for an aggregate purchase price from the Lenders of $60,000.

The March 25 Promissory Notes are unsecured and mature on December 24, 2025. The Company may prepay any portion of the outstanding principal at any time without penalty.

The March 25 Promissory Notes include customary representations, warranties and covenants and sets forth certain events of default after which the outstanding principal may be declared immediately due and payable, including certain types of bankruptcy or insolvency events of default involving the Company.

The foregoing description of the March 25 Promissory Notes is not complete and is qualified in its entirety by reference to the full text of the Form of March 25 Promissory Notes, a copy of which is filed herewith as Exhibit 4.2 and is incorporated herein by reference.

Item 5.03.	Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year.

The information included in Item 5.07 of this Current Report on Form 8-K is incorporated by reference in this Item 5.03 to the extent required herein.

Item 5.07.	Submission of Matters to a Vote of Security Holders.

On March 26, 2025, Company held a special meeting of its stockholders (the “Special Meeting”) virtually, at 11:00 a.m., Central time. As of January 27, 2025, the record date of the Special Meeting, there were a total of 2,071,812 shares of the Company’s common stock issued and outstanding and entitled to vote at the Special Meeting. A total of 1,151,180 votes were represented at the Special Meeting, and a quorum was present. The following proposals were approved by the stockholders:

1. the potential issuance of an excess of 19.99% of the Company’s outstanding common stock under the Company’s Series G Preferred Stock and related warrants (the “Series G Issuance Proposal”);

2. the potential issuance of an excess of 19.99% of our outstanding common stock pursuant to the Committed Equity Financing (as defined in the Proxy Statement) (the “Committed Equity Financing Issuance Proposal”);

3. an amendment to the Company’s Certificate of Incorporation to increase the total number of shares of common stock authorized for issuance (the “Authorized Common Stock Increase Proposal”); and

4. an amendment to the Company’s Certificate of Incorporation to effect a reverse stock split of the Company’s Common Stock, subject to the Board of Directors’ discretion (the “Reverse Stock Split Proposal”).

For more information about the foregoing proposals, please see the Company’s Definitive Proxy Statement filed on February 11, 2025 and supplemented from time to time thereafter (the “Proxy Statement”).

The number of votes cast for, against, and where applicable, votes withheld, as well as abstentions and whether each proposal was approved, is set forth below.

1. The Series G Issuance Proposal.

FOR	AGAINST	ABSTAIN	BROKER NON-VOTE
336,569	157,860	3,257	653,494

Accordingly, the Series G Issuance Proposal was approved.

2. The Committed Equity Financing Issuance Proposal.

FOR	AGAINST	ABSTAIN	BROKER NON-VOTE
336,550	157,875	3,261	653,494

Accordingly, the Committed Equity Financing Issuance Proposal was approved.

3. The Authorized Common Stock Increase Proposal.

FOR	AGAINST	ABSTAIN	BROKER NON-VOTE
915,273	229,308	6,599	0

Accordingly, the Authorized Common Stock Increase Proposal was approved.

4. The Reverse Stock Split Proposal.

FOR	AGAINST	ABSTAIN	BROKER NON-VOTE
906,181	238,761	6,238	0

Accordingly, the Reverse Stock Split Proposal was approved.

Effective upon the approval of the Authorized Common Stock Increase Proposal, on March 26, 2025 the Company formally completed the increase of the authorized Common Stock from 60,000,000 shares to 120,000,000 shares by filing a Certificate of Amendment with the Delaware Secretary of State, a copy of which is attached hereto as Exhibit 3.1 and incorporated herein by reference.

Item 8.01	Other Events.

On March 19, 2025, the Company issued a promissory note (the “March 19 Promissory Note”) to Jeffrey Busch in the aggregate principal amount of $16,500, for an aggregate purchase price from Mr. Busch of $15,000. The March 19 Promissory Note is unsecured and matures on the earlier of (i) the date of consummation of any offering or offerings, individually or in the aggregate, of securities with gross proceeds of at least $1,000,000, and (ii) November 14, 2025. The Company may prepay any portion of the outstanding principal at any time without penalty.

The March 19 Promissory Note includes customary representations, warranties and covenants and sets forth certain events of default after which the outstanding principal may be declared immediately due and payable, including certain types of bankruptcy or insolvency events of default involving the Company.

The foregoing description of the March 19 Promissory Note is not complete and is qualified in its entirety by reference to the full text of the March 19 Promissory Note, a copy of the form of which is filed as Exhibit 4.3 to this Current Report on Form 8-K and is incorporated herein by reference.

Item 9.01	Financial Statements and Exhibits.

Exhibit No.	Description
3.1	Amendment to the Certificate of Incorporation of the Company.
4.1	Form of Amendment to Promissory Note, dated March 25, 2025.
4.2	Form of Promissory Note dated March 25, 2025.
4.3	Form of Promissory Note dated March 19, 2025.
10.1	Waiver and Amendment Dated March 25, 2025.
104	Cover Page Interactive Data File (embedded within the Inline XBRL document).

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: March 27, 2025

IMAC HOLDINGS, INC.

By:	/s/ Faith Zaslavsky
Name:	Faith Zaslavsky
Title:	Chief Executive Officer